UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 8, 2006

NALCO FINANCE HOLDINGS LLC

Delaware      333-119231   61-1464558
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The Shareholders of Nalco Holding Company, parent of Nalco Finance Holdings LLC, approved an Amended and Restated Management Incentive Plan at their May 4, 2006 meeting. A copy of that Plan is attached.

Item 8.01. Other Events

The Boards of Nalco Holding Company, Nalco Holdings LLC and Nalco Finance Holdings LLC have determined that current director Richard B. Marchese meets the requirements of an Audit Committee Financial Expert and have appointed him as Chairman of their Audit Committees and their Financial Expert. Mr. Marchese will replace Mr. Douglas A. Pertz in these roles; Mr. Pertz will remain on the Audit Committees.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Nalco Holding Company and its subsidiaries Management Incentive Plan (as amended and restated effective May 4, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO FINANCE HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: May 8, 2006